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                                                                   Exhibit 10.41


FIRST AMENDMENT AND WAIVER AGREEMENT, dated as of the 20th day of January, 1999, by and among Intracel Corporation, a Delaware corporation (the "Company"), PerImmune Holdings, Inc., a wholly-owned subsidiary of the Company ("Holdings"), PerImmune Inc., a wholly-owned subsidiary of Holdings ("PerImmune"), Bartels, Inc., a wholly-owned subsidiary of the Company ("Bartels"), and the noteholders set forth on the signature page hereto (the "Noteholders"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

                                   WITNESSETH:

        WHEREAS, in connection with that certain Securities Purchase Agreement dated August 25, 1998 among the Company, Holdings, PerImmune and the Noteholders (the "Purchase Agreement"), the Company issued and sold (A) those certain 12% Senior Secured Primary Promissory Notes dated August 25, 1998 in the original principal amount of (i) $3,841,463 for the benefit of Northstar High Yield Fund;
(ii) $22,195,122 for the benefit of Northstar High Total Return Fund; (iii) $7,682,927 for the benefit of Northstar High Total Return Fund II and (iv) $1,280,488 for the benefit of Northstar Strategic Income Fund (collectively, the "Senior Notes") and (B) those certain 12% Guaranteed Senior Secured Escrow Promissory Notes dated August 25, 1998 of Intracel Corporation in the original principal amount of (i) $658,537 for the benefit of Northstar High Yield Fund;
(ii) $3,804,878 for the benefit of Northstar High Total Return Fund; (iii) $1,317,073 for the benefit of Northstar High Total Return Fund II and (iv) $219,512 for the benefit of Northstar Strategic Income Fund (collectively, the "Escrow Notes" and, together with the Senior Notes, the "Notes");

        WHEREAS, pursuant to Section 1(e) of each of the Escrow Notes, upon receipt of cash proceeds from the sale of debt or equity securities, under certain circumstances, the Company will be obligated to apply up to $6 million of such proceeds to pay accrued unpaid past due interest on all Notes and to reduce the principal of, and accrued unpaid interest on, the Escrow Notes;

        WHEREAS, pursuant to the terms of the Interest Escrow Security Agreement dated as of August 25, 1998 among the Noteholders, the Company and Northwestern Trust and Investors Advisory Company (the "Interest Escrow Security Agreement"), the Company is (i) required to obtain the written consent of the Noteholders prior to the disbursement of any funds from the Securities Account (as defined therein) and (ii) to replenish the funds in the Securities Account if the balance in such account is reduced below a specified level;

        WHEREAS, the Company seeks (i) to amend Section 3 of the Interest Escrow Security Agreement to reduce the amount the Company is required to maintain in the Securities Account, (ii) to obtain the Noteholders' consent to a disbursement from the Securities Account to pay the interest due on the Notes on February 25, 1999, and (iii) to obtain a waiver of the Company's failure to replenish the funds in the Securities Account to the required level prior to the date hereof;


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        WHEREAS, the Company seeks to obtain the approval of the Noteholders to proposed amendments to the Amended and Restated Certificate of Incorporation of the Company (i) to extend until June 30, 1999 the time period by which an underwritten public offering must occur for automatic conversion of the Company's Series A Preferred Stock, Series A-1 Preferred Stock and Series A-3 Preferred Stock into shares of the Company's Common Stock upon the consummation of an underwritten public offering, (ii) to effect a two-for-three reverse stock split of each outstanding share of the Company's Common Stock, (iii) to increase the total authorized shares of the Company's Common Stock to fifty million (50,000,000) shares, and (iv) to amend and restate the Company's Amended and Restated Certificate of Incorporation, substantially in the form attached hereto as Exhibit A (collectively, the "Proposed Charter Amendments");

        WHEREAS, the Company has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission on July 9, 1998 relating to the proposed sale of shares of its Common Stock to the public (the "Initial Public Offering");

        WHEREAS, the Company has not complied with certain covenants under the Purchase Agreement and the Ancillary Documents which non-compliance could constitute an Event of Default under the Notes, the Purchase Agreement, and the Ancillary Documents and could cause the Notes to become immediately due and payable;

        WHEREAS, the representatives for the underwriters in the Initial Public Offering, Donaldson, Lufkin & Jenrette Securities Corporation and NationsBanc Montgomery Securities LLC (the "Representatives") have determined that (i) the application of the proceeds from the Initial Public Offering or from any other debt or equity financing concluded prior to the consummation of the Initial Public Offering to the repayment of principal or interest on the Notes or to the replenishment of the Securities Account under the Interest Escrow Security Agreement, and (ii) any Event of Default which could cause the Notes to become immediately due and payable, would adversely affect the marketing of the securities to be sold by the Company in the Initial Public Offering; and

        WHEREAS, the Noteholders acknowledge and agree that it would be in their best interests for the Company to consummate the Initial Public Offering as contemplated by the Representatives.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree with each other as follows:

1. AMENDMENT TO ESCROW NOTES.

        (a) In accordance with Section 10 of each of the Escrow Notes, Section 1(e) of each of the Escrow Notes is hereby amended by deleting the word "and" immediately


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before clause (iii) in such paragraph and inserting a new clause (iv)
immediately following clause (iii) in such paragraph to read in its entirety as follows:

        "and (iv) the Company shall have no obligation to make any payments under this Section 1(e) which result from the sale of debt or equity securities by the Company in, or prior to the consummation of, the first offering of its equity securities to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended."

       (b) As soon as practicable after the date hereof, the Company and the Noteholders agree to execute Amended and Restated Escrow Notes reflecting the amendment set forth above and otherwise on the same terms and conditions as the Escrow Notes (the "Amended Escrow Notes"), which Amended and Restated Escrow Notes shall be prepared by and at the expense of the Company and shall be delivered to the respective Noteholders in exchange for the original Escrow Notes which shall be delivered by the Noteholders to the Company.

2. AMENDMENT TO INTEREST ESCROW SECURITY AGREEMENT. In accordance with Section 17(f) of the Interest Escrow Security Agreement, Section 3 of the Interest Escrow Security Agreement is hereby amended in its entirety to read as follows:

        "Notice Requirements. The Company shall direct the Purchasers to, and the Purchasers shall, deposit the Initial Deposit Amount in the Securities Account by wire transfer in accordance with the written instruction received from the Depositary on the Closing Date. The Depositary agrees to send a statement not less frequently than quarterly by the fifteenth day of each month in which the Depositary provides such statement, a statement of the balance and activity in the Securities Account for the period covered by such statement. The Company shall be entitled to rely conclusively in making the foregoing determinations on information provided to it by the Depositary."

3.      CONSENTS.

        (a) The Noteholders hereby consent to the disbursement of funds from the Securities Account (as defined in the Interest Escrow Security Agreement) in an amount sufficient to pay all accrued interest on the Notes when due on February 25, 1999, May 25, 1999 and August 25, 1999.

        (b) The Noteholders hereby consent to the Proposed Charter Amendments.


        (c) The Noteholders hereby consent to the issuance by the Company of any unsecured debt securities or any equity securities prior to the consummation of the Initial


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Public Offering and hereby waive the Company's obligation to notify the
Noteholders five (5) business days prior to the closing of any such proposed transaction as set forth in Section 5.12(d)(viii) of the Purchase Agreement.

4.      WAIVERS OF EVENTS OF DEFAULT AND COVENANTS.

        The Noteholders hereby waive any Event of Default under Section 6 of the Notes which may be deemed to have occurred as a result of the actions or omissions of the Company set forth below. The Noteholders further agree that the Company's non-compliance with the covenants and agreements set forth below, or any other covenant or agreement set forth in the Purchase Agreement or any Ancillary Documents which may be violated as a result of the actions or omissions of the Company set forth below, shall not be deemed an Event of Default under the Notes or a breach of the Company's obligations under the Purchase Agreement, any of the Ancillary Documents or the Notes. The Noteholders further agree that the provisions of Section 3(b) of the Guaranty Agreement executed by each of Holdings, PerImmune and Bartels simultaneously with the Purchase Agreement shall not be applicable as a result of any of the actions or omissions of the Company set forth below.

        (a) The Company's obligation to obtain and maintain the McKenzie Policies as required under Sections 5.10, 5.15 and 6.14 of the Purchase Agreement.

        (b) The Company's withdrawal of funds from the Escrow Account (as defined in the Funded Commitment Facility Escrow Agreement) prior to the date hereof in violation of Section 5.6(d) of the Purchase Agreement and Section 7 of the Funded Commitment Facility Escrow Agreement.

        (c) The obligation of the Company to replenish the Shortfall to the Securities Account (in each case, as defined in the Interest Escrow Security Agreement) as required under Section 3 of the Interest Escrow Security Agreement prior to the amendment to such section set forth herein.

        (d) The Company's obligation under Section 5.16 of the Purchase Agreement, not to incur additional Debt as the amount of the Company's Debt which is more than 60 days past due has increased and Holding's obligation to pay certain amounts due to Akzo Nobel Pharma International B.V. ("Akzo") under the Intellectual Property Agreement dated August 2, 1996 between Holdings and Akzo is more than 60 days past due and is in dispute.

        (e) The Company's obligation to deliver (i) monthly financial statements and other information as required under Section 5.12 (a) of the Purchase Agreement for the months of September, October, November and December of 1998 and for the month of January 1999; (ii) quarterly financial statements for the quarter ended September 30, 1998 and December 31, 1998 as required under Section 5.12(b) of the Purchase

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Agreement; (iii) unaudited financial statements as required under Section 5.28 of the Purchase Agreement and (iv) an Officer's Certificate by November 14, 1998 as required under Section 5.12(d)(ix).

        (f) The Company's obligation (i) to notify the Noteholders of the filing of a complaint by Vector Securities International Inc. (as more fully described in Amendment No. 2 to the Registration Statement, a copy of which has been delivered to the Noteholders) as required by Section 5.12(d)(iii) of the Purchase Agreement, (ii) to notify the Noteholders of the trademark opposition proceeding filed by Jenner Technologies, Inc. against Theriak S.A. as required by terms of the Intellectual Property Security Agreement and the Notes, and
(iii) to notify the Noteholders that the Company has become aware of, and has forwarded a notice to, a potential infringer of the patents relating to the OncoVAX cancer vaccine as required by terms of the Intellectual Property Security Agreement and the Notes.

        (g) The Company's obligation to name the Holders as additional insureds, beneficiaries, assignees and loan payees under certain insurance policies as required by Section 5.10 of the Purchase Agreement and Section 2(e) of the Security Agreement.

5.      CONFIRMATION OF INTEREST RATE.

       The Noteholders hereby agree and confirm that the rate at which interest has accrued under the Notes has remained at 12% since the issuance of the Notes and that no increase in the interest rate has occurred as a result of the application of either Section 2(a) or Section 6 of the Notes. The Noteholders agree that the Company complied with the covenant set forth in Section 5.26 of the Purchase Agreement within the sixty (60) day period set forth in such section.



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6.      NO MODIFICATIONS.

        Except as waived or amended hereby, the terms and conditions of the Notes, the Purchase Agreement and the Ancillary Documents shall continue in full force and effect and are hereby in all respects ratified and confirmed.

7.      NO KNOWN DEFAULTS; FURTHER ASSURANCES.

        The Noteholders hereby represent and warrant that they have no knowledge of any actions or omissions on the part of any party hereto, other than those set forth herein, which could form the basis of an Event of Default under the Notes or a breach of the obligations of any party hereto under the Purchase Agreement or any Ancillary Document. The Company and the Noteholders agree to execute and deliver any and all such additional documents, instruments and notices including, without limitation, any notice evidencing the consent set forth in Section 3 hereof, as may be necessary or desirable to confirm and carry into effect the agreements and waivers set forth herein.

8.      BINDING EFFECT.

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.      GOVERNING LAW.

        This Agreement shall be construed, and the rights and obligations of the parties hereunder determined, in accordance with and governed by the internal laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

10.     SEVERABILITY.

        If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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11.     COUNTERPARTS.

        This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first written above.

                                            INTRACEL CORPORATION

                                            By: /s/ SIMON McKENZIE
                                                --------------------------------
                                                Name: Simon McKenzie
                                                Title: CEO


                                            PERIMMUNE HOLDINGS, INC.

                                            By: /s/ SIMON McKENZIE
                                                --------------------------------
                                                Name: Simon McKenzie
                                                Title: CEO


                                            PERIMMUNE, INC.

                                            By: /s/ SIMON McKENZIE
                                                --------------------------------
                                                Name: Simon McKenzie
                                                Title: CEO


                                            BARTELS, INC.

                                            By: /s/ SIMON McKENZIE
                                                --------------------------------
                                                Name: Simon McKenzie
                                                Title: CEO


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                                            NOTEHOLDERS:


                                            NORTHSTAR HIGH YIELD FUND

                                            By: /s/ JEFFREY AURIGEMMA
                                                --------------------------------
                                                Name: Jeffrey Aurigemma
                                                Title: Vice President


                                            NORTHSTAR HIGH TOTAL RETURN FUND

                                            By: /s/ JEFFREY AURIGEMMA
                                                --------------------------------
                                                Name: Jeffrey Aurigemma
                                                Title: Vice President


                                            NORTHSTAR HIGH TOTAL RETURN FUND II

                                            By: /s/ JEFFREY AURIGEMMA
                                                --------------------------------
                                                Name: Jeffrey Aurigemma
                                                Title: Vice President


                                            NORTHSTAR STRATEGIC INCOME FUND

                                            By: /s/ JEFFREY AURIGEMMA
                                                --------------------------------
                                                Name: Jeffrey Aurigemma
                                                Title: Vice President



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